                                                                    EXHIBIT 10.1

                               FIRST AMENDMENT TO
                      FIFTH RESTATEMENT OF CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO FIFTH RESTATEMENT OF CREDIT
AGREEMENT (herein called this "AMENDMENT") made as of the 22nd day of June, 1998, by and among Forcenergy Inc, a Delaware corporation (formerly known as Forcenergy Gas Exploration, Inc. and herein called "BORROWER"), ING (U.S.) Capital Corporation, a Delaware corporation (formerly known as Internationale Nederlanden (U.S.) Capital Corporation and herein called "AGENT"), as agent, and the financial institutions which are signatories to this Amendment (collectively, "LENDERS"),

                                    RECITALS

         1. Borrower, Agent and Lenders (other than General Electric Capital Corporation) have entered into that certain Fifth Restatement of Credit Agreement dated as of April 13, 1998 (the "ORIGINAL AGREEMENT"), for the purpose and consideration therein expressed, whereby such Lenders became obligated to make loans to Borrower as therein provided.

         2. Borrower desires to develop its existing oil and gas properties and to acquire additional oil and gas properties and has requested that Lenders increase the available credit under the Original Agreement to facilitate such development and acquisitions.

         3. In connection with such increase Borrower and Lenders desire to amend the Original Agreement as provided herein and to redetermine the Borrowing Base and increase the Maximum Loan Amount on the terms and conditions provided herein.

         4. Borrower, Agent and the Lenders which are parties to the Original Agreement desire to further amend the Original Agreement to make General Electric Capital Corporation (herein called "GECC") a lender party to the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement and in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           DEFINITIONS AND REFERENCES

         Section 1.1 TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2 OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

         "AMENDMENT" shall mean this First Amendment to Fifth Restatement of Credit Agreement.

         "CREDIT AGREEMENT" shall mean the Original Agreement as amended hereby.

                                   ARTICLE II.

                        AMENDMENTS TO ORIGINAL AGREEMENT

         Section 2.1  DEFINED TERMS.

         (a) The definition of "Applicable Margin" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "APPLICABLE MARGIN" means from the date hereof until June 30, 1998, the per annum interest rate set forth in the table below based upon the Debt to Capitalization Ratio of Borrower as of December 31, 1997. The Applicable Margin shall be adjusted based upon the Debt to Capitalization Ratio as of June 30, 1998 and as of the end of each Fiscal Quarter thereafter, any such adjustment to be made effective on the first Business Day following receipt by Agent of a certificate of the chief financial officer of Borrower demonstrating a change in the Debt to Capitalization Ratio for such Fiscal Quarter to an amount such that another Applicable Margin should be applied pursuant to the table set forth below; PROVIDED that the Applicable Margin shall never be a negative number. Notwithstanding the foregoing, if at any time during a Fiscal Quarter Borrower consummates an equity offering (i) the proceeds of which are used to repay Consolidated Debt of Borrower and (ii) the effect of which is to change the Debt to Capitalization Ratio such that on a pro forma basis as of the end of the immediately preceding Fiscal Quarter another Applicable Margin would apply based upon the table set forth below, then on the first Business Day after receipt by Agent of a certificate from the chief financial officer of Borrower demonstrating such fact, the Applicable Margin shall be adjusted in accordance with the table set forth below and shall remain in effect until readjusted based upon a change in the Debt to Capitalization Ratio at the end of a subsequent Fiscal Quarter.

         In addition to the calculation of the Debt to Capitalization Ratio at the end of each Fiscal Quarter as required above, Borrower shall calculate the Debt to Capitalization Ratio as of April 30, 1999 and shall deliver to Agent a certificate of the chief financial officer certifying as to such calculation no later than May 15, 1999. If at April 30, 1999 the Debt to Capitalization Ratio of Borrower is greater than 65%, then the Applicable Margin shall be increased by the amount of the Quarterly Step-Up Margin as set forth in the table below. The Applicable Margin as so increased shall thereafter be further increased by the amount of the Quarterly Step-Up Margin as of the end of each subsequent Fiscal Quarter in which the Debt to Capitalization Ratio is greater than 65%. If at the end of a Fiscal Quarter the

         Debt to Capitalization Ratio is 65% or less, the Applicable Margin will not be increased by the Quarterly Step-Up Margin for the next successive Fiscal Quarter.


        ------------------------------------------------------------------------
        Debt to Capitalization Ratio    Applicable Margin    Quarterly Step-Up
                                                                  Margin
        ------------------------------------------------------------------------
              Greater than 80%                2.000%              0.250%
        ------------------------------------------------------------------------
            Greater than 75% but              1.625%              0.250%
          less than or equal to 80%
        ------------------------------------------------------------------------
            Greater than 70% but              1.250%              0.125%
          less than or equal to 75%
        ------------------------------------------------------------------------
            Greater than 60% but              1.125%              0.125%
          less than or equal to 70%
        ------------------------------------------------------------------------
            Greater than 50% but              1.000%           not applicable
          less than or equal to 60%
        ------------------------------------------------------------------------
          Less than or equal to 50%           0.750%           not applicable
        ------------------------------------------------------------------------

         (b) The definition of "Lenders" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "LENDERS" means each signatory hereto other than Borrower, including ING, in its capacity as a lender hereunder rather than as Agent, and each signatory to any amendment hereto (other than Borrower) which expressly adds, substitutes or replaces any Lender hereunder, and the successors of each as holder of a Note.

         (c) The definition of "Maximum Loan Amount" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "MAXIMUM LOAN AMOUNT" has the following meaning:

                           (a) From June 22, 1998 until and including April 30,
                  1999, the Maximum Loan Amount means the amount of $320,000,000.

                           (b) From May 1, 1999 until and including August 31,
                  1999, the Maximum Loan Amount means the amount of $300,000,000.

                           (c) From and after September 1, 1999, the Maximum
                  Loan Amount means the amount of $275,000,000.

         Section 2.2 MANDATORY PREPAYMENTS. Section 2.9 of the Original Agreement is hereby amended in its entirety to read as follows:

                  Section 2.9. MANDATORY PREPAYMENTS. If the aggregate unpaid principal balance of the Loans, together with all outstanding LC Obligations, ever exceed the Maximum Loan Amount, Borrower shall immediately prepay the principal of the Loans in an amount at least equal to such excess. If the aggregate unpaid principal balance of the Loans, together with all outstanding LC Obligations, ever exceed the Borrowing Base, Borrower shall, within forty-five (45) days after Agent gives notice of such fact to Borrower, either (i) prepay the principal of the Loans in an amount at least equal to such excess or (ii) grant a first priority Lien in favor of Agent on its additional oil and gas properties or other assets acceptable to Majority Lenders with a collateral value satisfactory to Majority Lenders in their sole discretion. Each prepayment of principal under this section shall be accompanied by all interest then accrued and unpaid on the principal amount so prepaid. Any principal or interest prepaid pursuant to this section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Loan Documents at the time of such prepayment. In the event Borrower fails to make such prepayment or provide additional Collateral acceptable to Majority Lenders within as provided above, such failure shall constitute an Event of Default hereunder without any further notice to Borrower or the availability of any additional Grace Period.

         Section 2.3 DELIVERY OF SECURITY DOCUMENTS. Section 5.1 of the Original Agreement is hereby amended by adding the following paragraph (p) immediately after paragraph (o) where it appears at the end of such Section:

                  (p) SECURITY DOCUMENTS. On or before August 31, 1998 Borrower shall have delivered to Agent Security Documents securing the Obligations and covering those oil and gas properties of Borrower identified by Agent that are not currently Qualified Properties and that, when taken together with the Qualified Properties, represent not less than eighty percent (80%) of the reserve value of all proved reserves of Borrower. Such Security Documents shall be in form and substance satisfactory to Agent and its counsel, duly executed and properly acknowledged, and shall create in favor of Agent for the benefit of Lenders first deed of trust or mortgage liens in such properties and first priority assignments of and security interests in the oil and gas attributable to such properties and interests and the proceeds thereof, free and clear of all Prohibited Liens. In addition, Borrower shall provide title opinions in form, substance and authorship satisfactory to Agent concerning those properties that constitute a requisite percentage of the reserve value of all such properties as shall be agreed to by Borrower and Agent. In the event Borrower fails to comply with this Section 5.1(p) within the time period set forth above, such failure shall constitute an Event of Default without any notice or opportunity to cure such Event of Default.

         Section 2.4 DEBT TO CAPITALIZATION RATIO. Section 5.2 of the Original Agreement is hereby amended by adding the following paragraph (o) immediately after paragraph (n) where it appears at the end of such Section:

                  (o) DEBT TO CAPITALIZATION RATIO. Borrower's Debt to Capitalization Ratio will never be greater than 85%.

         Section 2.5 PERCENTAGE SHARES. The "Percentage Share" and the "Share of Maximum Loan Amount" of each Lender on the signature pages of the Original Agreement are hereby amended in their entirety to read as set forth on the signature pages to this Amendment.

                                  ARTICLE III.

                        REDETERMINATION OF BORROWING BASE

         Section 3.1 BORROWING BASE REDETERMINATION. Contemporaneously with the execution and delivery of this Amendment by the parties hereto, the Borrowing Base is hereby increased to $320,000,000, such redetermination to remain in effect until the next Determination Date.

                                   ARTICLE IV.

                           CONDITIONS OF EFFECTIVENESS

         Section 4.1 EFFECTIVE DATE. This Amendment shall become effective as of the date first above written when, and only when:

         (a) DELIVERY OF THIS AMENDMENT. Agent shall have received, at Agent's office, a counterpart of this Amendment executed and delivered by Borrower, and Majority Lenders shall have executed and delivered a counterpart of this Amendment to Agent.

         (b) UP-FRONT FEES.

                  (i) Lenders and Agent shall have received payment in full from Borrower in immediately available funds of the up-front fees described in the letter of even date herewith between Borrower and Agent.

                  (ii) Agent shall have received payment in full from Borrower in immediately available funds of an arrangement fee separately agreed to by Borrower pursuant to a fee letter agreement of even date herewith.

         (c) RENEWAL NOTES. Borrower shall have issued and delivered to each Lender that is increasing it Percentage Share of the Maximum Loan Amount a Renewal Promissory Note (or an original Promissory Note in the case of GECC) with appropriate insertions, substantially in the form attached hereto as Exhibit A, payable to the order of each such Lender on or before March 31, 2002 (such Notes herein collectively called the "RENEWAL NOTES"), duly executed on behalf of Borrower, and dated the date hereof.

         (d) OTHER DOCUMENTS. Agent shall have additionally received (i) a certificate of the Secretary of Borrower dated the date of this Amendment certifying that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment and each Renewal Note and certifying the names and true signatures of the officers of Borrower authorized to sign this Amendment and each Renewal Note and (ii) such supporting documents as Agent may reasonably request.

         (e) REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 4.1 of the Original Agreement shall be true and correct in all material respects.

                                   ARTICLE V.

                                ADDITIONAL LENDER

         Section 5.1. GECC AS ADDITIONAL LENDER. Borrower and each Lender under the Original Agreement hereby acknowledge and agree that upon satisfaction of the conditions set forth in Section 4.1 hereof GECC shall be deemed to be a Lender under the Credit Agreement for all purposes and shall be entitled to all of the rights and benefits of a Lender under the Loan Documents as if GECC had been a signatory to the Original Agreement. GECC hereby acknowledges and agrees that upon satisfaction of the conditions set forth in Section 4.1 hereof GECC shall be deemed to be a Lender under the Credit Agreement for all purposes and shall have all of the duties and obligations of a Lender under the Loan Documents as if GECC had been a signatory to the Original Agreement. Any reference to "Lender" in any Loan Document shall be deemed to be a reference to GECC as well as to the other Lenders which are parties to the Original Agreement.

         Section 5.2. PERCENTAGE SHARE OF GECC. The "Percentage Share" and the "Share of Maximum Loan Amount" of GECC under the Credit Agreement shall be as specified opposite GECC's name on the signature pages to this Amendment.

         Section 5.3. NOTICES. All notices and communications to GECC shall be made in accordance with Section 9.5 of the Credit Agreement at the address of GECC specified opposite its name on the signature pages to this Amendment.

                                   ARTICLE VI.

                         REPRESENTATIONS AND WARRANTIES

         Section 6.1 REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce Lenders to enter into this Amendment, Borrower represents and warrants to Agent for the benefit of each Lender that:

                  (a) The representations and warranties contained in Section
         4.1 of the Original Agreement are true and correct in all material respects at and as of the time of the effectiveness hereof.

                  (b) Borrower is duly authorized to execute and deliver this Amendment and the Renewal Notes and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to issue the Renewal Notes.

                  (c) The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations hereunder and the issuance of the Renewal Notes by Borrower do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or the issuance of the Renewal Notes.

                  (d) When duly executed and delivered, each of this Amendment, the Credit Agreement and the Renewal Notes will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

                  (e) The audited Consolidated financial statements of Borrower dated as of December 31, 1997 and the unaudited financial statements of Borrower dated as of March 31, 1998 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Borrower. Copies of such financial statements have heretofore been delivered to each Lender. Since March 31, 1998, no material adverse change has occurred in the financial condition or businesses of Borrower except for changes in oil and gas prices that affect the industry in which Borrower operates.

                  (f) Borrower will use the proceeds from Advances made under the increased Borrowing Base (i) to acquire and develop oil and gas properties, (ii) to purchase additional working interests in Australian coalbed methane properties, (iii) to purchase overriding royalty interests on Redoubt Shoal and (iv) to carry out its oil and gas operations consistent with past practice.

                                  ARTICLE VII.

                                  MISCELLANEOUS

         Section 7.1 RATIFICATION OF AGREEMENTS. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects and shall remain in full force and effect. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. Any reference to the Notes in any other Loan Document shall be deemed to be a reference to the Renewal Notes issued and delivered pursuant to this Amendment been delivered to each Lender. The execution, delivery and effectiveness of this Amendment and the Renewal Notes shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

         Section 7.2 LOAN DOCUMENTS. This Amendment and each Renewal Note is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

         Section 7.3 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         Section 7.4 COUNTERPARTS. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                       FORCENERGY INC (FORMERLY
                                       KNOWN AS FORCENERGY GAS
                                       EXPLORATION, INC.)


                                       By: /s/ E. Joseph Grady
                                           -------------------------------------
                                           E. Joseph Grady, Vice President



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                      ING (U.S.) CAPITAL CORPORATION (FORMERLY
                                      KNOWN AS INTERNATIONALE NEDERLANDEN (U.S.)
                                      CAPITAL CORPORATION), AGENT AND LENDER

                  SHARE OF
PERCENTAGE        MAXIMUM
   SHARE          LOAN AMOUNT
----------        -----------
                                      By: /s/ W. King Grant
21.87500%         $70,000,000            ---------------------------------------
                                          W. King Grant, Senior Vice President


                                      DEN NORSKE BANK ASA, LENDER

                  SHARE OF
PERCENTAGE        MAXIMUM
   SHARE          LOAN AMOUNT
----------        -----------
                                      By: /s/ Morten Bjornsen
 14.06250%        $45,000,000            ---------------------------------------
                                         Name: Morten Bjornsen
                                         Title: Senior Vice President


                                      By: /s/ J. Morten Kreutz
                                         ---------------------------------------
                                         Name: J. Morten Kreutz
                                         Title: Vice President


                                      MEESPIERSON CAPITAL CORP., LENDER

                  SHARE OF
PERCENTAGE        MAXIMUM
   SHARE          LOAN AMOUNT
----------        -----------
                                      By: /s/ Karel Louman
14.84375%         $47,500,000            ---------------------------------------
                                         Name: Karel Louman
                                         Title: Managing Director


                                      By: /s/ Darrell W. Holley
                                         ---------------------------------------
                                         Name: Darrell W. Holley
                                         Title: Senior Vice President

                                      BANK OF SCOTLAND, LENDER

                  SHARE OF
PERCENTAGE        MAXIMUM
   SHARE          LOAN AMOUNT
----------       ------------
                                      By: /s/ Annie Chin Tat
15.62500%         $50,000,000            ---------------------------------------
                                         Name: Annie Chin Tat
                                         Title: Senior Vice President


                                      HIBERNIA NATIONAL BANK, LENDER

                  SHARE OF
PERCENTAGE        MAXIMUM
   SHARE          LOAN AMOUNT
----------        -----------
                                      By: /s/ Tammy Angelety
9.37500%          $30,000,000            ---------------------------------------
                                      Name: Tammy Angelety
                                      Title: Assistant Vice President


                                      PNC BANK, NATIONAL ASSOCIATION,
                                      LENDER

                  SHARE OF
PERCENTAGE        MAXIMUM
   SHARE          LOAN AMOUNT
----------        -----------
                                      By: /s/ John R. Way
10.15625%         $32,500,000            ---------------------------------------
                                         Name: John R. Way
                                         Title: Assistant Vice President

                                      CREDIT AGRICOLE INDOSUEZ, LENDER

                  SHARE OF
PERCENTAGE        MAXIMUM
   SHARE          LOAN AMOUNT
----------        -----------
                                      By:
6.25000%          $20,000,000            ---------------------------------------
                                         Name:
                                         Title:


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      GENERAL ELECTRIC CAPITAL
                                      CORPORATION, LENDER

                  SHARE OF
PERCENTAGE        MAXIMUM
   SHARE          LOAN AMOUNT
----------        -----------
                                      By: /s/ T. Rodney Sirmons
7.81250 %         $25,000,000            ---------------------------------------
                                         Name: T. Rodney Sirmons
                                         Title: Manager - Operations



                                      Address:   120 Long Ridge Road
                                                 Stamford, Connecticut 06927
                                                 Attention:
                                      Telephone: (203) 357-6352
                                      Telecopy:  (203) 961-5818



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                       CONSENT AND AGREEMENT OF GUARANTORS

         Each of the undersigned hereby acknowledges and consents to the provisions of this Amendment and the transactions contemplated herein, and hereby ratifies and confirms the Second Restated Subsidiary Guarantee dated as of April 13, 1998 made by each of the undersigned in favor of Agent for the benefit of Lenders, and agrees that the guaranty of the payment and performance of the Obligations is unimpaired hereby and shall remain in full force and effect.

                                      FORCENERGY ONSHORE INC.


                                      By: /s/ E. Joseph Grady
                                         ---------------------------------------
                                           E. Joseph Grady, Vice President



                                      FORCENERGY INTERNATIONAL INC.



                                      By: /s/ E. Joseph Grady
                                         ---------------------------------------
                                           E. Joseph Grady, Vice President



                                      FORCENERGY RESOURCES INC.



                                      By: /s/ E. Joseph Grady
                                         ---------------------------------------
                                           E. Joseph Grady, Vice President



                                      FORCENERGY GOM INC.



                                      By: /s/ E. Joseph Grady
                                         ---------------------------------------
                                           E. Joseph Grady, Vice President

                                                                       EXHIBIT A


                             RENEWAL PROMISSORY NOTE


$_____________                   New York, New York              June   , 1998

         FOR VALUE RECEIVED, the undersigned, Forcenergy Inc, a Delaware corporation (formerly known as Forcenergy Gas Exploration, Inc. and herein called "BORROWER"), hereby promises to pay to the order of ____________________________, a ______________________________ and (herein called "Lender"), the principal sum of __________________________________ and
No/100 Dollars ($_______________), or, if greater or less, the aggregate unpaid principal amount of the Loan made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of the Agent under the Credit Agreement, 135 East 57th Street, New York, New York 10022-2101 or at such other place within New York County, New York, as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain Fifth Restatement of Credit Agreement dated April 13, 1998, as amended by a First Amendment to Fifth Restatement of Credit Agreement of even date herewith (as so amended, the "CREDIT AGREEMENT"), among Borrower, ING (U.S.) Capital Corporation (formerly known as Internationale Nederlanden (U.S.) Capital Corporation), as Agent, and the lenders (including Lender) referred to therein and is a "Note" as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Documents (as identified and defined in the Credit Agreement). Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

         This Note is given in renewal and extension of, and in substitution for (but not in extinguishment or novation of), [DESCRIBE PREVIOUS NOTES].

         For the purposes of this Note, the following terms have the meanings assigned to them below:


                               EXHIBIT A - PAGE 1

                  "Base Rate Payment Date" means (i) the last day of each Fiscal Quarter, beginning June 30, 1998, and (ii) any day on which past due interest or principal is owed hereunder and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal hereon shall be deferred from one Base Rate Payment Date to another day, such other day shall also be a Base Rate Payment Date.

                  "Fixed Rate Payment Date" means, with respect to any Fixed Rate Portion: (i) the day on which the related Interest Period ends (and, if such Interest Period is three months or longer, the three-month anniversary of the first day of such Interest Period) and
         (ii) any day on which past due interest or past due principal is owed hereunder with respect to such Fixed Rate Portion and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal with respect to such Fixed Rate Portion shall be deferred from one Fixed Rate Payment Date to another day, such other day shall also be a Fixed Rate Payment Date.

         The principal amount of this Note, together with all unpaid accrued interest hereon, shall be due and payable in full on March 31, 2002.

         The Base Rate Portion of the Loan (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the Base Rate in effect on such day. On each Base Rate Payment Date Borrower shall pay to the holder hereof all unpaid interest which has accrued on the Base Rate Portion to but not including such Base Rate Payment Date. Each Fixed Rate Portion of the Loan (exclusive of any past due principal or interest) shall bear interest on each day during the related Interest Period at the related Fixed Rate in effect on such day. On each Fixed Rate Payment Date relating to such Fixed Rate Portion Borrower shall pay to the holder hereof all unpaid interest which has accrued on such Fixed Rate Portion to but not including such Fixed Rate Payment Date. All past due principal of and past due interest on the Loan shall bear interest on each day outstanding at the Late Payment Rate in effect on such day, and such interest shall be due and payable daily as it accrues. Notwithstanding the foregoing provisions of this paragraph:
(a) this Note shall never bear interest in excess of the Highest Lawful Rate, and (b) if at any time the rate at which interest is payable on this Note is limited by the Highest Lawful Rate (by the foregoing clause (a) or by reference to the Highest Lawful Rate in the definitions of Base Rate, Fixed Rate, and Late Payment Rate), this Note shall bear interest at the Highest Lawful Rate and shall continue to bear interest at the Highest Lawful Rate until such time as the total amount of interest accrued hereon equals (but does not exceed) the total amount of interest which would have accrued hereon had there been no Highest Lawful Rate applicable hereto.

         Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.


                               EXHIBIT A - PAGE 2

         If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

         Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.


                                            FORCENERGY INC, formerly
                                            known as Forcenergy Gas
                                            Exploration, Inc.


                                            By:
                                               ---------------------------------
                                                 E. Joseph Grady, Vice President




                               EXHIBIT A - PAGE 3